NATIONAL COMMERCE CORPORATION

PATRIOT BANK
A Revolution In Community Banking

Acquisition of Patriot Bank
by
National Commerce Corporation (NCOM)

April 24, 2017

Presentation Disclosure

- This presentation has been prepared by National Commerce Corporation ("NCOM") solely for informational purposes based on its own information, information from Patriot Bank ("Patriot Bank" or "Patriot") and information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of NCOM and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of NCOM and the information included in this presentation or other information provided by or on behalf of NCOM.
- This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of NCOM by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.
- Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of the securities of NCOM or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.
- Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of NCOM after the date hereof.
- This presentation includes industry and market data obtained from independent industry publications, third-party studies and surveys, filings of public companies in our industry and internal company surveys prepared for other purposes. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. NCOM has not independently verified the accuracy or completeness of the information obtained from these sources, and this information could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements in this presentation.
- In connection with the proposed acquisition of Patriot through the merger of Patriot into NCOM's wholly owned bank subsidiary, National Bank of Commerce, NCOM will file with the SEC a Registration Statement on Form S-4 to register the shares of NCOM common stock to be issued to the shareholders of Patriot Bank. The registration statement will include a proxy statement-prospectus that will be sent to the shareholders of Patriot Bank in connection with their vote on the merger. In addition, NCOM may file other relevant documents concerning the proposed merger with the SEC. The material in this presentation is not a substitute for the proxy statement-prospectus that NCOM will file with the SEC. Investors in Patriot Bank are encouraged to read the Registration Statement on Form S-4 and the proxy statement-prospectus included within the Registration Statement and any other relevant documents to be filed with the SEC in connection with the proposed transaction when they become available, because they will contain important information about NCOM, Patriot Bank and the proposed transaction, including detailed risk factors.

Forward-Looking Statements

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and financial performance. In some cases, you can identify forward-looking statements by use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "might," "will," "should," "could," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "target," "project," "forecast," "shall," "contemplate," "probably," or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based upon our historical performance and on our current plans, estimates, and expectations in light of information currently available to us. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy, and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements.

You should not place undue reliance on any forward-looking statement. There are or will be important factors that could cause our actual results to differ materially from those indicated by forward-looking statements, including, but not limited to, the following:

- an economic downturn, especially one affecting our core market areas;
- the occurrence of various events that negatively impact the real estate market, since a significant portion of our loan portfolio is secured by real estate;
- difficult or unfavorable conditions in the market for financial products and services generally;
- interest rate fluctuations, which could have an adverse effect on our profitability;
- external economic factors, such as changes in monetary policy and inflation or deflation, which may have an adverse impact on our financial condition;
- costs arising from the environmental risks associated with making loans secured by real estate;
- continued or increasing competition from other financial services providers, many of which are subject to different regulations than we are;
- losses resulting from a decline in the credit quality of the assets that we hold;
- inadequacies in our allowance for estimated loan losses, which could require us to take a charge to earnings and thereby adversely affect our financial condition;
- inaccuracies or changes in the appraised value of real estate securing the loans that we originate, which could lead to losses if the real estate collateral is later foreclosed upon and sold at a price lower than the appraised value;
- the costs of integrating Patriot Bank's operations, which may be greater than expected;
- our inability to achieve the cost-saving synergies that we expect in our recent acquisitions and in the proposed acquisition of Patriot Bank;
- challenges arising from unsuccessful attempts to expand into new geographic markets, products, or services;
- a lack of liquidity resulting from decreased loan repayment rates, lower deposit balances, or other factors;
- restraints on the ability of NBC to pay dividends to us, which could limit our liquidity;
- occurrences in the transportation and automotive parts and services industries that negatively impact our factoring business, which is concentrated in such industries;
- the loss of our largest loan and depositor relationships;
- limitations on our ability to lend and to mitigate the risks associated with our lending activities as a result of our size and capital position;
- additional regulatory requirements and restrictions on our business, which could impose additional costs on us;
- increased capital requirements imposed by banking regulators, which may require us to raise capital at a time when capital is not available on favorable terms or at all;
- a failure in the internal controls we have implemented to address the risks inherent to the business of banking;
- inaccuracies in our assumptions about future events, which could result in material differences between our financial projections and actual financial performance;
- the departure of key members or our management personnel;
- failures or interruptions in our information technology systems;
- unauthorized access to nonpublic personal information of our customers, which could expose us to litigation or reputational harm;
- disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions;
- the occurrence of adverse weather or manmade events, which could negatively affect our core markets or disrupt our operations;
- an increase in FDIC deposit insurance assessments, which could adversely affect our earnings; and
- an inability to keep pace with the rate of technological advances due to a lack of resources to invest in new technologies.

The factors identified above should not be construed as an exhaustive list of factors that could affect our future results and should be read in conjunction with the other cautionary statements that are included in the Company's most recent Annual Report on Form 10-K, including those factors described under the headings of "Risk Factors" and "Special Note Regarding Forward-Looking Statements." The forward-looking statements made in this presentation are made only as of the date of this presentation. We do not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this presentation and our SEC filings that could cause actual results to differ before making an investment decision to purchase our common stock. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Overview of Pro Forma Franchise

Pro Forma Highlights [1]

Total Assets	$2.6 bn
Gross Loans	$1.9 bn
Total Deposits	$2.2 bn
Branches	23

- Strategically compelling opportunity that aligns with our M&A strategy to grow along the I-4 corridor
- Provides a well established growth platform in the attractive Tampa MSA
- Comparable cultures

Pro Forma Branch Footprint



Patriot Bank Branch (4)
National Bank of Commerce Branch (19)
National Bank of Commerce LPO (3)
Decatur
Huntsville
Birmingham
Tuscaloosa
Atlanta
Auburn
Mobile
Tallahassee
Jacksonville
St. Augustine
Daytona Beach
Orlando
Tampa
Vero Beach

Deposit Composition by State [2]

NCOM Standalone



GA 14.6%
AL 53.1%
FL 32.3%

Patriot + NCOM



GA 13.5%
AL 49.3%
FL 37.2%

Source: SNL Financial
(1) Excludes purchase accounting adjustments; financial data as of 3/31/17
(2) Excludes purchase accounting adjustments; deposit data as of 6/30/16

NATIONAL COMMERCE CORPORATION PATRIOT BANK

Transaction Terms

Acquiror	National Commerce Corporation (Nasdaq: NCOM)
Seller	Patriot Bank ("Patriot")
Stock Consideration	0.1711 of a share of NCOM stock for each share of Patriot stock
Cash Consideration	$0.725 per share
Indicative Price Per Share	$7.18 (1)
Aggregate Transaction Value	$31.3 million (1)(2)
Price / Tangible Book Value Per Share (%)	157%
Price / 2016 EPS (Incl. Cost Savings) (x)	16.2x (3)
Patriot Pro Forma Ownership	5.3% (4)
Board Representation	None
Required Approvals	Patriot shareholder vote and customary regulatory approvals
Expected Closing	3rd Quarter 2017

(1) Blended per share price based on NCOM's stock price of $37.75 as of 4/21/17, a fixed exchange ratio of 0.1711x and a cash payment of $0.725 per share
(2) Based on 374,023 in-the-money Patriot options with a weighted average strike price of $3.00 per share, cashed out at close at $7.25, per the definitive agreement
(3) 2016 EPS calculated as 2016 net income plus after-tax cost savings
(4) Based on NCOM common shares outstanding of 12,733,000 as of 12/31/16 and Patriot common shares outstanding of 4,131,359, as of 12/31/16, and a fixed exchange ratio of 0.1711x

Transaction Rationale

Strategic Rationale	Strategic entry into the attractive Tampa MSA Similar operating philosophies committed to customer service Consistent with our M&A strategy Supports continued focus along the I-4 corridor in Florida
Financially Attractive	Immediate EPS accretion < 1.0% initial tangible book value dilution, earned back within one year Pro forma company remains well capitalized
Low Risk	Experienced management team with proven track record of successful merger execution Extensive due diligence completed by NCOM's senior team Familiarity with surrounding Florida markets

Fits Our M&A Strategy

- Immediate EPS accretion
- Minimal initial tangible book value dilution and earnback period
- Compatible cultures
- Experienced management team
  - We will retain select key management members
- Familiar markets
- Focus on credit quality

Enhancing Footprint Along the Attractive I-4 Corridor


Decatur
Huntsville
Birmingham
Atlanta
Tuscaloosa
Auburn
Mobile
Tallahassee
Jacksonville
St. Augustine
Gainesville
Daytona Beach
Orlando
Tampa
Vero Beach
Naples
Patriot Bank Branch (4)
National Bank of Commerce Branch (19)
National Bank of Commerce LPO (3)

Patriot Bank's Growth History

Asset Growth



$160
$130
$100
$70
$40
$122
$132
$143
$155
CAGR: 8%
2013
2014
2015
2016

Loan Growth



$160
$130
$100
$70
$40
$93
$100
$105
$129
CAGR: 12%
2013
2014
2015
2016

Deposit Growth



$160
$130
$100
$70
$40
$103
$114
$125
$126
CAGR: 7%
2013
2014
2015
2016

Dollars in millions
Source: SNL Financial

NATIONAL COMMERCE CORPORATION PATRIOT BANK

Expected Financial Impact

Assumptions / Current Estimates	Financial Impact
2.3% loan credit mark	Immediate EPS accretion
~24% in cost savings	< 1.0% initial tangible book value dilution
~$1.7 million after-tax of one-time transaction costs	Tangible book value earnback within 1 year [(1)]
Core deposit intangible of 1.5% of Patriot Bank's transaction accounts	Pro forma capital ratios will remain well capitalized
Revenue synergies identified, but none assumed	

(1) Tangible book value earnback period calculated using the crossover method

Credit Due Diligence

Credit Due Diligence Process

- Comprehensive review process of Patriot's loans and watchlist items
  - Reviewed 100% of OREO properties
  - No watchlist items greater than $1.0 million in balance
  - 2 past due loans as of 3/12/17, excluding nonaccruals
- Experienced credit review team of 7 NCOM bankers, including senior management
- Spent 4 days on-site
- Reviewed 89% of Patriot's loan portfolio
  - 100% of the top 50 relationships by loan size
  - 100% of watchlist and criticized loans
  - 96% of real estate loans greater than $500 thousand
  - 95% of C&I loans greater than $500 thousand
- Conservative estimated loan mark of 2.3%

Benefits to Patriot Bank's Stakeholders

Shareowners	NCOM's public currency provides a convenient liquidity option for Patriot shareowners Expands geographic footprint and diversifies revenue stream Improved operating efficiencies from economies of scale
Customers	Both banks utilize a community banking model focused on client service Enhanced products and services and a larger branch footprint Larger capital base allows for opportunities to attract additional customers
Employees	No branch overlap leads to employee retention Similar cultures and business strategies Larger organization provides additional opportunities for career advancement

Summary

- Financially attractive for the combined shareowner base

- Expands franchise into the attractive Tampa MSA, the second largest in Florida

- Builds upon M&A growth strategy along the I-4 corridor

- Similar philosophies and cultures focused on credit quality and shareowner value

Appendix

Overview of Patriot Bank

Patriot Bank Financial Highlights

Balance Sheet ($mm)		
Assets	$155	
Loans	129	
Deposits	126	
Tangible Common Equity	19	
Loans / Deposits	102.4	%
Asset Quality		
NPLs/ Loans	0.26	%
NPAs/ Loans + OREO	1.48	
NPAs/ Assets	1.25	
Loan Loss Reserves/ Gross Loans	0.93	
Net Chargeoffs/ Avg Loans	(0.01)	
Profitability		
ROAA	0.94	%
Net Interest Margin	4.04	
Efficiency Ratio	62.3	
Capital Ratios		
TCE / TA	12.21	%
Leverage Ratio	11.17	
Tier 1 Capital Ratio	11.52	
Total Capital Ratio	12.39	

Deposits by County



Pinellas
26%
Pasco
74%

2017 – 2022 Projected Population Growth



6.2%
6.5%
6.7%
3.8%
Patriot
Tampa-St. Petersburg-Clearwater MSA
Florida
US

2017 – 2022 Projected Median Household Income Growth



5.8%
7.1%
7.8%
7.3%
Patriot
Tampa-St. Petersburg-Clearwater MSA
Florida
US

Source: SNL Financial
Data as of or for the three months ended 12/31/16; deposit and demographic data as of 6/30/16; Patriot demographic data deposit weighted by county

Market Highlights – Tampa

Market Highlights

- Ranked as the 18th largest metropolitan area in the U.S. and 3rd largest in the Southeast by population
- Named the Best Big City in the Southeast by *Money* magazine
- Strong employment base with an unemployment rate of 4.5% compared to the national average of 4.9%
- Largest port in Florida and the 7th largest in the U.S.



Major Employers

Raymond James, Tech Data, Publix, BayCare, Jabil, TECO Energy

Professional Sports Teams

Tampa Bay Lightning, Tampa Bay Buccaneers, Tampa Bay Rays, Tampa Bay Rowdies, Tampa Bay Storm

Source: SNL Financial, U.S. Bureau of Labor Statistics

Pro Forma Loan and Deposit Composition

	NCOM (1)	Patriot Bank	Pro Forma (2)

Loan Portfolio Composition


C&I
$270
15%
Consumer &
Other
$43
2%
C&D
$224
13%
Non Owner-
Occupied
CRE
$417
23%
1-4 Family
$478
27%
Owner-
Occupied
CRE
$306
17%
Multifamily
$55
3%


C&I
$16
13%
Consumer &
Other
$4
3%
C&D
$8
6%
1-4 Family
$7
6%
Multifamily
$5
4%
Non Owner-
Occupied
CRE
$49
38%
Owner-
Occupied
CRE
$39
30%


C&I
$287
15%
Consumer &
Other
$46
3%
C&D
$232
12%
Non Owner-
Occupied
CRE
$466
24%
1-4 Family
$485
25%
Owner-
Occupied
CRE
$346
18%
Multifamily
$59
3%

Deposit Portfolio Composition


Jumbo
Time
Deposits
$228
12%
Retail Time
Deposits
$73
4%
Demand
Deposits
$570
29%
Money
Market &
Savings
$785
40%
NOW
Accounts
$303
15%


Jumbo
Time
Deposits
$30
24%
Demand
Deposits
$26
20%
Retail Time
Deposits
$18
14%
Money
Market &
Savings
$35
28%
NOW
Accounts
$18
14%


Jumbo
Time
Deposits
$258
12%
Retail Time
Deposits
$91
4%
Demand
Deposits
$596
29%
Money
Market &
Savings
$819
39%
NOW
Accounts
$321
16%

NATIONAL COMMERCE CORPORATION

PATRIOT BANK

Dollars in millions

Source: SNL Financial

Data as of 12/31/16

(1) Pro forma for recent acquisition of Private Bancshares, Inc.; excludes purchase accounting adjustments

(2) Excludes purchase accounting adjustments

Patriot Bank Historical Financials

	Twelve Months Ended			Three Months Ended
	December 31, 2014	December 31, 2015	December 31, 2016	March 31, 2017
Balance Sheet				
Total Assets ($mm)	$132	$143	$155	$156
Total Loans ($mm)	100	105	129	131
Deposits ($mm)	114	125	126	133
Tangible Common Equity ($mm)	15	16	19	19
Loans/ Deposits	87.5 %	84.1 %	102.4 %	98.6 %
Performance Measures				
Net Income as Reported ($000)	$306	$602	$1,151	$335
ROAA	0.24 %	0.45 %	0.77 %	0.88 %
ROAE	1.99	3.86	6.39	7.06
Net Interest Margin	4.26	3.98	3.84	4.10
Efficiency Ratio	86.0	77.9	66.4	60.1
Capitalization				
Tang Common Equity / Tang Assets	11.32 %	11.15 %	12.21 %	12.44 %
Leverage Ratio	8.56	9.10	11.17	11.00
Total Capital Ratio	11.79	11.78	12.39	12.62
Asset Quality				
NPLs/ Loans	0.34 %	1.36 %	0.26 %	0.48 %
NPAs/ Loans + OREO	2.93	2.88	1.48	1.45
NPAs/ Assets	2.28	2.16	1.25	1.24
Loan Loss Reserves/ Gross Loans	1.29	1.16	0.93	0.92
Net Chargeoffs/ Avg Loans	0.01	0.07	0.02	0.00

Source: SNL Financial